UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

FMC STRATEGIC VALUE FUND

Ticker Symbol: FMSVX

Annual Report
October 31, 2015

Advised By:
FIRST
MANHATTAN
CO.

Manager’s Discussion of Fund Performance	(Unaudited	)

Dear Shareholders:

The following table summarizes performance data for the FMC Strategic Value Fund (the “Fund”) for the period indicated:

Period Ended October 31, 2015
Twelve Months
FMC Strategic Value Fund	-14.45%
Russell 2000 Value Index	-2.88%

Results for this past year have obviously been disappointing. The main driver of this weak performance has been the precipitous decline in oil prices from over $100 per barrel to under $40 per barrel currently. Natural gas prices have also been depressed selling for under $2.00 per Mcf, down over 50% in the same time frame. Another factor that has negatively affected the performance of our companies has been the overall strength of the dollar, particularly against the euro. Foreign exchange translation losses have weighed heavily on earnings, particularly in companies such as Federal-Mogul, which has about 60% of its sales outside the U.S.

We think the longer-term potential for our holdings remains attractive and as such we have the potential for a robust recovery after our disappointing results this past year. We comment below on a number of our key holdings to highlight more specifically our view of current values and the potential for appreciation.

Alamo Group (ALG $52) is a leading manufacturer of equipment for infrastructure maintenance, agriculture and other applications. Its products include truck and tractor mounted mowing equipment, street sweepers, snow removal equipment, excavators, vacuum trucks, and related after-market parts and services. The Company has approximately 3,100 employees and operates 25 plants in North America, Europe, Australia and Brazil.

ALG has strong competitive (often dominant) positions in its niche markets. The company sells its products into two key end markets: municipal & state governments; and agriculture. Given that its products are used for necessary ongoing maintenance, underlying demand for its products is relatively stable.

ALG’s end markets are mature and the company has minimal reinvestment needs. The company generates favorable returns on its assets and has a solid balance sheet. It generates an abundant amount of excess free cash flow, which management uses to acquire other businesses at prices that have been accretive to intrinsic value. We have had a relationship with management for over a decade, during which we have had the opportunity to observe the business and management’s capital allocation skills.

We acquired our ALG position at an attractive price / earnings (P/E) ratio of 10X, which we believe is below current and future intrinsic value. Over the next few years, we expect ALG’s profits and intrinsic value will benefit from organic growth and accretive acquisitions. Based on our estimate of value in the few years, we estimate that ALG’s stock provides appreciation potential of over 50%.

Federal-Mogul Corporation (FDML $7) is a global supplier of products that bring technology and innovation to various vehicle and industrial applications. The company’s products focus on fuel economy, emissions reduction and safety systems. Customers include original equipment manufacturers (OEM) of automotive equipment; light, medium, and heavy-duty commercial vehicles; and off-road, agricultural, marine, rail, aerospace, power-generation, and industrial equipment. In addition to OEM customers, Federal-Mogul provides products to the automotive aftermarket. The company has two operational segments: power train and vehicle component solutions.

The stock has suffered over the past year for two primary reasons. First, as noted above, the company generates significant sales from Europe, and consequently the impact of euro-to-dollar foreign exchange translation losses has been an extreme burden. Second, the aftermarket segment has underperformed in recent years. This has led to management changes in an effort to affect a turnaround in the business. While results have been slow, recent trends suggest that the business is heading in the right direction. Ultimately, it’s management’s goal to separate the two businesses into standalone companies which might include the sale of one or both. As the activist investor Carl Icahn controls the company with about 80% ownership and has a cost base well in excess of the current market value, he has a strong incentive to cause FDML to pursue value enhancing actions.

The stock currently sells for less than 7 times estimated 2015 EBITDA (earnings before interest, taxes, depreciation and amortization). We believe this multiple would drop closer to 5 times if management makes the progress we expect.

H&R Block (HRB $34) is the #1 tax preparer in the U.S. with roughly 20 million tax returns completed annually across its 10,000 retail locations and online platform. The company has a strong brand, high customer retention rates and robust pricing power; it commands operating margins of over 25%. We expect HRB’s tax preparation service to continue to be valuable and believe that demand for its services will grow.

HRB’s business has historically generated high levels of cash flow. However, it has not been able to return its excess cash flow to shareholders in recent years due to regulatory requirements associated with its ownership of a small bank. In August 2015, after receiving the anticipated regulatory approval, HRB completed the sale of its bank. As we expected, this transaction has unlocked trapped capital, which HRB is now free to return to shareholders in the form of increased dividends and share repurchases. In total we expect HRB to return $4-5 billion to shareholders over the next 3 years, close to 50% of its entire market capitalization, something we do not believe is fully factored into the share price today.

We acquired our position in HRB at around $32 per share, a price which we view as inexpensive taking into account the company’s robust cash flows and impending sizeable capital return. If the investment thesis plays out as we expect, HRB’s cash earnings power should surpass $3 per share in 3 years, and the total return on this investment (including dividends) should exceed 50%.

Navigator Holdings (NVGS $12) owns and operates the world’s largest fleet of “handysize” liquefied gas carriers. Navigator’s ships are built and operated under technically complex specifications, and their capabilities are customized to transport specific types of products. The company provides international and regional seaborne transportation of natural gas liquids (“NGLs”) including liquefied petroleum gas, butane, ethane, ethylene, and ammonia. NGLs are byproducts of oil and gas production and the manufacture of liquefied natural gas (“LNG”). While many NGLs begin in a gas form, they are transported in liquefied form, which is more efficient. They are converted from gas to liquid by applying cooling and/or pressure to reduce volume by up to 900 times. The company has a fleet of 38 ships, including four new vessels scheduled for delivery by the end of 2016 and 10 new vessels scheduled for delivery by March 2017.

In comparison with the IPO price of $19 per share in November 2013, shares of NVGS have dropped to their current level owing in large part to concerns that declining U.S. oil and gas production will slow the growth of NGLs. However, the primary driver for growth for the NGL carrier business is the substantial expansion of NGL exports from the U.S. As long as natural gas is produced, liquids will be extracted and will need to be moved to market. Currently, substantial NGL volumes are wasted (“rejected”) because the infrastructure is not available to transport the NGLs to international markets. The ongoing expansion of U.S. terminal infrastructure on the East Coast and Gulf Coast to handle the export of NGLs is a key driver of increased seaborne trade of these products.

With respect to valuation, NVGS trades at a P/E ratio of about 7 times estimated EPS of $1.70 for 2015 up from $1.52 last year. Assuming charter rates remain stable, which historically has been the case, and Navigator takes timely delivery of its new ships, earnings-per-share (EPS) could progress to $2.00 in 2016 and $2.75 or more in 2017. Importantly, tangible book value at 2015 year end should approximate $16 per share, and is expected to exceed $20 per share in two years. From time to time Navigator has sold older vessels, all at a premium to tangible book value, and we see no reason for the stock to sell at a discount to book value.

Range Resources (RRC $21) is an independent oil and gas company operating in the Southwest and Appalachia regions of the United States. In 2003, the company was the first to discover the Marcellus natural gas field in Appalachia, and while there are numerous companies in the field today, the Marcellus is listed as the fifth largest natural gas producing field in the world.

On balance, the exploration & production (E & P) industry’s success in finding new natural gas reserves, as a result of new technologies, in Appalachia as well as other locations in the U.S., has led to an oversupply of natural gas. This in turn has caused the price of natural gas to drop by over 50% over the past 18 months. We think this trend will reverse, as demand continues to grow steadily and supply is being constrained owing to the sharp contraction in new spending. Despite the current imbalance, we want to highlight what we think is a large disconnect between Range’s depressed stock price and the underlying value and quality of its resource base.

Five years ago, Range’s shares sold for $50 per share when it had proved natural gas reserves of 3 trillion cubic feet (tcf). Today the stock trades at less than one-half the price and yet its proven reserves have grown steadily to 10 tcf, based on 2014 data. We expect RRC’s reserves to end 2015 at higher levels than 2014. Further, at the current stock market price, the implied value of Range’s reserves is around $0.75/Mcf, which compares with industry wide finding costs of not less than $1.50/Mcf. That is, the stock sells at a sharp discount to replacement cost.

Rouse Properties (RSE $15) is a turnaround opportunity that has fallen below Wall Street’s radar. Rouse, which was spun-off from General Growth Properties in January 2012, owns 32 B-quality regional malls across the U.S., primarily in markets without other regional malls. Brookfield Asset Management controls Rouse and we have a favorable view of Brookfield management and their ability to make money for shareholders. Shortly after Rouse’s spin-off, Brookfield invested $200MM in Rouse (via a rights offering) with the funds to be used primarily for a redevelopment and re-leasing program.

We are impressed with Rouse management and their operational focus. We believe that the company’s past investments provide a clear runway for cash flow growth, driven by improved occupancy, rents and profitability.

In our opinion, RSE’s current stock price, trading at an 8.5% capitalization rate, is inexpensive. Given expected cash flow growth (driven by the aforementioned high return investments), we believe (based on our intrinsic value estimate) that RSE’s stock will appreciate by at least 50% from current levels in 2-to-3 years, without assuming any reduction in the capitalization rate.

TeleTech (TTEC $29) was founded in 1982 by CEO Ken Tuchman, an owner-operator and one of the best-known executives in the customer care (i.e., call center) industry where TeleTech is among the largest factors.

Currently only 26% of call center work is outsourced to companies like TeleTech. We expect a continued trend towards outsourcing to drive TTEC’s industry growth of 5-6% over the next few years. In addition, although volumes are cyclical, customer renewal rates and near-term revenue visibility tends to be high. It is a fragmented industry, with the top five players representing 22% of the market.

While growth remains healthy, the industry has matured. The natural turnover of client programs means that revenue must regularly be replenished; nevertheless, TeleTech’s client retention consistently exceeds 90%.

Amidst this backdrop and with foresight, the company has been transforming itself over the past four years in order to provide a broader customer experience both through internal development and acquisition. TeleTech now offers consulting services to help clients design their in house call centers, and it also helps clients generate new revenue growth via sales outsourcing and digital marketing. These new offerings, which yield higher margins and are growing at double digit rates, now account for about 30% of revenue versus 9% in 2010.

The company has minimal debt, its business is not capital intensive and it generates excellent free cash flow which has been steadily used to repurchase shares along with acquisitions. TeleTech trades at 15 times estimated 2016 EPS and 7 times estimated EBITDA. Based on the growth envisioned, we estimate that the stock can appreciate at least 40% to $40 or more over the next couple of years.

TriMas Corporation (TRS $18) is a diversified manufacturer of engineered products for growing markets worldwide. The company has approximately 4,000 employees at more than 50 facilities in 16 countries. TRS operates businesses in four segments (Packaging, Aerospace, Energy and Engineered Components), but its Packaging and Aerospace businesses are the most important drivers of future growth. TRS’s

Packaging business manufactures branded, specialty, patented closure and dispensing systems for a broad range of growing end markets, including pharmaceutical, personal care, and food & beverage. Its products include plastic closures for bottles and jars, and dispensing systems, such as pumps, foamers and fine mist sprayers. TRS’s Aerospace business manufactures precision engineered components (such as blind bolts and fasteners) for the aerospace market worldwide.

TRS’s Packaging and Aerospace segments contain competitive moats (brand names, high market shares, patents, etc.) that we believe will help these businesses generate strong returns. These two segments serve end markets that have favorable long-term growth prospects, and TRS has been gaining market share. TRS has a solid balance sheet and high-returning organic growth investment opportunities, but generates excess cash flow beyond internal growth uses. The company deploys excess capital to the areas where the greatest amount of intrinsic value is created – either acquisitions or shares repurchases.

We acquired our TRS position at an attractive P/E ratio of 10X (including only the earnings of the Packaging and Aerospace businesses, giving no value for potential upside in the energy businesses). The company’s earnings and intrinsic value should benefit from growth in the Packaging and Aerospace segments over the next few years, and we believe the upside in the stock/valuation is over 50% versus current price levels.

We appreciate your continued confidence.

Sincerely,

Edward I. Lefferman	Paul E. Patrick
Co-Portfolio Manager	Co-Portfolio Manager

December 2015

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

Comparison of Change in the Value of a $10,000 Investment

in the FMC Strategic Value Fund versus the Russell 2000 Value Index (Unaudited)

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIOD ENDED OCTOBER 31, 2015
	1 Year Return	3 Year Return	5 Year Return	10 Year Return
FMC Strategic Value Fund	-14.45%	5.53%	5.14%	4.87%
Russell 2000 Value Index(2)	-2.88%	11.65%	10.53%	6.19%

(1)

As stated in the Fund’s prospectus, the annual fund operating expenses are 1.18%, not including acquired fund fees and expenses. The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition (Unaudited)(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund as of October 31, 2015.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2015

	Shares	Value (000)

Common Stock (93.1%)

Agriculture (4.4%)
Agrium	47,000	$4,374
AgroFresh Solutions*	391,225	2,766

		7,140

Automotive (3.0%)
Federal-Mogul*	272,329	2,110
Spartan Motors	671,595	2,774

		4,884

Aviation (2.9%)
Fly Leasing Ltd. ADR	356,230	4,699

Basic Industry (10.0%)
Harsco	169,000	1,813
Mueller Industries	334,000	10,528
TriMas*	205,200	4,106

		16,447

Chemicals (1.6%)
Huntsman	200,000	2,634

Energy (9.0%)
Approach Resources*	440,000	1,038
Ensco, Cl A	150,000	2,494
Halliburton	83,000	3,186
Range Resources	165,000	5,023
Weatherford International Ltd.*	300,000	3,072

		14,813

Financial Services (1.2%)
Dundee, Cl A*(1)	350,000	1,999

Industrial/Manufacturing (6.8%)
Actuant, Cl A	100,000	2,280
AZZ	160,000	8,853

		11,133

Miscellaneous Conglomerate (1.5%)
Leucadia National	120,000	2,401

Miscellaneous Consumer (14.2%)
HRG Group*	441,500	5,938
Jarden*	135,000	6,048
Prestige Brands Holdings*	230,000	11,272

		23,258

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2015

	Shares	Value (000)
Paper (8.6%)
Neenah Paper	210,000	$14,156

Real Estate Investment Trust (3.1%)
Rouse Properties	290,400	5,108

Recreation/Leisure (5.3%)
Drew Industries	115,000	6,881
Thor Industries	35,000	1,893

		8,774

Retail-Restaurants (0.9%)
J Alexander’s Holdings*	155,706	1,501

Services (8.5%)
ARC Document Solutions*	261,150	1,625
Essendant	219,269	7,580
H&R Block	126,000	4,695

		13,900

Shipping (2.1%)
Navigator Holdings Ltd.*	240,000	3,439

Technology (5.8%)
Tech Data*	70,000	5,095
TeleTech Holdings	150,000	4,365

		9,460

Transportation Equipment (4.2%)
Alamo Group	103,300	4,847
Commercial Vehicle Group*	490,000	2,038

		6,885

Total Common Stock
(Cost $103,363)		152,631

Short-Term Investment (5.0%)
Dreyfus Treasury Prime Cash Management Fund, Cl I, 0.001%(2)
(Cost $8,185)	8,184,897	8,185

Total Investments (98.1%)
(Cost $111,548)		$160,816

Percentages are based on Net Assets (in thousands) of $163,888.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of October 31, 2015.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

October 31, 2015

As of October 31, 2015, all of the investments for the Fund are Level 1, in accordance with the fair value hierarchy.

During the year ended October 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended October 31, 2015, the Fund did not hold any Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

October 31, 2015

Assets:
Investments at Value (Cost $111,548)	$160,816
Receivable for Investment Securities Sold	3,121
Dividends Receivable	117
Other Assets	28

Total Assets	164,082

Liabilities:
Payable to Adviser	139
Payable to Administrator	16
Payable for Capital Shares Redeemed	4
Payable to Trustees	1
Payable to Chief Compliance Officer	1
Other Accrued Expenses	33

Total Liabilities	194

Net Assets	$163,888

Net Assets Consist of:
Paid-in Capital	$115,058
Undistributed Net Investment Income	100
Accumulated Net Realized Loss on Investments	(538)
Net Unrealized Appreciation on Investments	49,268

Net Assets	$163,888

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	6,433,372	(1)

Net Asset Value, Offering and Redemption Price Per Share	$25.47

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Year Ended October 31, 2015

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $29)	$2,346

Total Investment Income	2,346

Expenses:
Investment Advisory Fees	1,915
Administration Fees	217
Trustees’ Fees	7
Officers’ Fees	3
Transfer Agent Fees	45
Professional Fees	31
Registration and Filing Fees	23
Printing Fees	19
Custodian Fees	10
Other Expenses	9

Total Expenses	2,279

Net Investment Income	67

Net Realized Gain on Investments	702
Net Change in Unrealized Appreciation (Depreciation) on Investments	(29,791)

Net Realized and Unrealized Loss on Investments	(29,089)

Net Decrease in Net Assets Resulting From Operations	$(29,022)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Years Ended October 31,

	2015	2014
Operations:
Net Investment Income (Loss)	$67	$(326)
Net Realized Gain on Investments	702	10,549
Net Change in Unrealized Appreciation (Depreciation) on Investments	(29,791)	(15,275)

Net Decrease in Net Assets Resulting from Operations	(29,022)	(5,052)

Dividends and Distributions:
Net Realized Gain	(10,103)	(1,312)

Total Dividends and Distributions	(10,103)	(1,312)

Capital Share Transactions:
Issued	3,510	8,562
Reinvestment of Dividends and Distributions	10,067	1,308
Redeemed	(20,529)	(12,547)

Net Decrease in Net Assets Derived from Capital Share Transactions	(6,952)	(2,677)

Total Decrease in Net Assets	(46,077)	(9,041)

Net Assets:
Beginning of Year	209,965	219,006

End of Year	$163,888	$209,965

Undistributed Net Investment Income	$100	$—

Shares Transactions:
Issued	123	269
Reinvestment of Dividends and Distributions	349	41
Redeemed	(737)	(389)

Net Decrease in Shares Outstanding	(265)	(79)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Year

For the Years Ended October 31,

	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$31.34	$32.31	$22.97	$21.66	$21.31

Net Investment Income (Loss)(1)	0.01	(0.05)	(0.04)	(0.02)	0.06
Realized and Unrealized Gain (Loss) on Investments	(4.36)	(0.73)	9.40	1.45	0.48

Total from Operations	(4.35)	(0.78)	9.36	1.43	0.54

Dividends from Net Investment Income	—	—	(0.02)	(0.02)	(0.07)
Distributions from Net Realized Gains	(1.52)	(0.19)	—	(0.10)	(0.12)
Return of Capital	—	—	—	— (2)	—

Total Dividends and Distributions	(1.52)	(0.19)	(0.02)	(0.12)	(0.19)

Net Asset Value, End of Year	$25.47	$31.34	$32.31	$22.97	$21.66

Total Return(3)	(14.45)%	(2.41)%	40.76%	6.69%	2.47%

Net Assets End of Year (000)	$163,888	$209,965	$219,006	$166,706	$185,490
Ratio of Expenses to Average Net Assets	1.19%	1.18%	1.20%	1.21%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.03%	(0.15)%	(0.14)%	(0.09)%	0.24%
Portfolio Turnover Rate	27%	17%	12%	8%	6%

(1)	Per share calculations were performed using average shares for the year.

(2)	Includes return of capital of less than $0.01.

(3)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2015

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 57 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser” or “FMC”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in preparation of their financial statements. The Fund is classified as an investment company in conformity with U.S. generally accepted accounting principles (“GAAP”) and as such follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2015

more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the year ended October 31, 2015, there were no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986,

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2015

as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2015, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2015

by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended October 31, 2015, the Fund was allocated CCO fees totaling $2,700.

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the year ended October 31, 2015, the Adviser received $28,244 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Trust and the Administrator have entered into an Administration Agreement under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended October 31, 2015, the Fund paid $217,444 for these services.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. FMC may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the year ended October 31, 2015, FMC received advisory fees of 1.00% of the Fund’s average daily net assets.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the year ended October 31, 2015, were as follows:

Purchases	$48,428
Sales	59,015

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2015

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to real estate investment trust adjustments and distribution adjustments, have been reclassified to/from the following accounts as of October 31, 2015:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$33	$(33)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2015 and October 31, 2014 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2015	$1,113	$8,990	$10,103
2014	131	1,181	1,312

As of October 31, 2015, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Ordinary Income	$100
Undistributed Long-Term Capital Gains	668
Unrealized Appreciation	48,062

Total Distributable Earnings	$48,830

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at October 31, 2015, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$112,754	$57,714	$(9,652)	$48,062

Notes to Financial Statements	FMC Strategic Value Fund

October 31, 2015

8. Other:

At October 31, 2015, two shareholders of record held 94% of the Fund’s total outstanding shares. These shareholders of record were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund

and Shareholders of FMC Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of FMC Strategic Value Fund (one of the series constituting The Advisors’ Inner Circle Fund (the “Trust”)) as of October 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FMC Strategic Value Fund (one of the series constituting The Advisors’ Inner Circle Fund) at October 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2015

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 through October 31, 2015). The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 05/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$866.90	1.19%	$5.60

Hypothetical 5% Return	1,000.00	1,019.21	1.19	6.06

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS [3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-362-4099. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Director at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since December 2015. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 57 funds in The Advisors’ Inner Circle Fund.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Other Directorships Held by Board Member/Officer[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, The KP Funds, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
BRIDGETT E. SUDALL 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Assistant Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

Trustees and Officers of The Advisors’ Inner Circle Fund (Unaudited)

Other Directorships Held by Officer

None.
None.
None.
None.
None.

NOTICE TO SHAREHOLDERS

OF

FMC STRATEGIC VALUE FUND

(Unaudited)

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
88.98%	11.02%	100.00%	100.00%	100.00%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income distributions. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2015. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009

Adviser:
FIRST MANHATTAN CO.
399 Park Avenue
New York, NY 10022

Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Dr.
Oaks, PA 19456

Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
1 Freedom Valley Dr.
Oaks, PA 19456

Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362-4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-AR-002-1500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$116,100	$0	$0	$112,800	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$25,000	$0	$0	$25,000	$0	$0
(d)	All Other Fees	$0	$0	$4,000	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$723,360	N/A	N/A	$595,010	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$130,000	N/A	N/A	$120,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$72,450	N/A	N/A	$34,500	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees	$110,000	N/A	N/A	$110,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $29,000 and $25,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $55,300 and $79,100 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $72,450 and $34,500 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie,
President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.